UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2005

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)
New Jersey	0-11676	22-1463699

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

206 Van Vorst Street, Jersey City, New Jersey 07302
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 11, 2005, the Registrant sent a letter to the Board of Directors of Artesyn Technologies, Inc. (“Artesyn”), expressing its disappointment with the recent performance of Artesyn’s stock price and its continued frustration with Artesyn’s unwillingness to meet with representatives of the Registrant to explore the possible benefits of a strategic combination. The Registrant owns 2,037,500 shares of Artesyn’s common stock.

The Registrant has issued a press release describing its letter to Artesyn’s Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1- Letter to Artesyn’s Board of Directors, dated May 12, 2005.
Exhibit 99.2- Press release, dated May 12, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEL FUSE INC.

By:	/s/ Colin Dunn
Name: Colin Dunn
Title: Vice President of Finance

Dated: May 12, 2005

EXHIBIT INDEX

Exhibit 99.1- Letter to Artesyn’s Board of Directors, dated May 12, 2005.
Exhibit 99.2- Press release, dated May 12, 2005.